                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )
Filed by the Registrant [X]

Filed by a Party other than the Registrant []

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       FORLINK SOFTWARE CORPORATION, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------

       (5) Total fee paid:

       ------------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       ------------------------------------------------------------------------

       (2) Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------

       (3) Filing Party:

       ------------------------------------------------------------------------

       (4) Date Filed:

       ------------------------------------------------------------------------

                       FORLINK SOFTWARE CORPORATION, INC.
                 Fang Yuan Mansion 9F, Baishiqiao Road No. 54,
                        Haidian District, Beijing, China


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON FRIDAY, OCTOBER 20, 2000


TO OUR STOCKHOLDERS:

         You are invited to be present either in person or by proxy at the Annual Meeting of Stockholders of Forlink Software Corporation, Inc., a Nevada corporation (the "Company"), to be held at the San Francisco Marriott Hotel, Sierra Room E, 55 Fourth Street, San Francisco CA 94103 on Friday, October 20, 2000, at 2:00 p.m., local time (the "Meeting"), to consider and act upon the following:

         1. To elect seven directors to serve until the next Meeting and until their successors are duly elected and qualified.

         2. To ratify the appointment of BDO International as the independent auditors for the current fiscal year.

         3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Only stockholders of record of the Company's Common Stock at the close of business on Thursday, August 24, 2000 will be entitled to notice of and to vote at the Meeting. The stock transfer books of the Company will remain open.

         WE INVITE EACH OF YOU TO ATTEND THE MEETING. IF YOU CANNOT ATTEND, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED. NO STAMP IS NECESSARY IF MAILED IN THE UNITED STATES. TO HELP REDUCE COSTS AND TO INSURE PROMPT RECEIPT OF VOTES, STOCKHOLDERS WHO HOLD SHARES IN "STREET NAME" ARE ENCOURAGED TO VOTE VIA TELEPHONE OR THE INTERNET AS DESCRIBED ON THE PROXY CARD.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Xiaoxia Zhao
                                            -----------------------------------
                                            Xiaoxia Zhao, President

Beijing, China
September 18, 2000

                             YOUR VOTE IS IMPORTANT

         WHETHER YOU OWN A FEW OR MANY SHARES OF COMMON STOCK AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO MARK, DATE, SIGN AND RETURN YOUR PROXY CARD PROMPTLY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

                      FORLINK SOFTWARE CORPORATION, INC.

                                PROXY STATEMENT


                               PROCEDURAL MATTERS

         This proxy statement is furnished to the stockholders of Forlink Software Corporation, Inc., a Nevada corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders (the "Meeting"), to be held at 2:00 p.m., local time, on Friday, October 20, 2000, or at any adjournment or postponement thereof. Stockholders of record of the Company's Common Stock at the close of business on Thursday, August 24, 2000 (the "Record Date") will be entitled to notice of and to vote at the Meeting. The Meeting will be held at the San Francisco Marriott Hotel, Sierra Room E, 55 Fourth Street, San Francisco CA 94103. Proxies received prior to the Meeting will be voted in accordance with the instructions contained in the proxy and, if no choice is specified, will be voted in favor of each of management's nominees for Director and in favor of each of management's proposals set forth in the Notice of Annual Meeting of Stockholders. A stockholder who signs and returns the enclosed proxy may revoke it at any time before it is voted by a written revocation delivered to any of the proxy holders named therein, by submitting another valid proxy bearing a later date or by attending the Meeting and voting in person. Beneficial owners wishing to vote at the Meeting who are not stockholders of record on the Company's books (e.g., persons holding in street name) must bring a Power of Attorney or proxy to the Meeting in their favor signed by the holder of record in order to be able to vote.


SOLICITATION OF PROXIES

         This Proxy Statement and the form of proxy are first being mailed to the stockholders beginning Monday, September 18, 2000. All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company. In addition to solicitation of proxies by use of the mails, directors, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) of the Company may solicit the return of proxies by telephone, telegram or personal interview. As of this date, the Company has no plans to retain an outside firm to solicit proxies. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request instructions for voting the proxies. The Company may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith. Action may be taken on the business to be transacted at the Meeting on the date specified in the Notice of Meeting or on any date or dates to which such Meeting may be adjourned.

         A copy of the Company's Annual Report, as amended, on Form 10-KSB/A-1 for the year ended December 31, 1999, including financial statements, will be mailed to the stockholders concurrently with the mailing of the Proxy Statement.


VOTING OF PROXIES

         A form of proxy is enclosed for use at the Meeting if a stockholder is unable to attend in person. Each proxy may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy, or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. Shares represented by a valid proxy which if received pursuant to this solicitation and not revoked before it is exercised, will be voted as provided on the proxy at the Meeting or at any adjournment or adjournments thereof. Management intends to vote the 19,950,000 shares (79%) of Common Stock which it controls in favor of the proposals to: (i) elect seven Directors to serve until the next Annual Meeting and until their successors are duly elected and qualified; (ii) ratify the appointment of BDO International as the independent auditors for the current fiscal year and (iii) transact such other business as may properly come before the meeting or any adjournments thereof.

VOTING SECURITIES AND VOTE REQUIRED

         Only holders of Common Stock, $.001 par value per share, of record at the close of business on Thursday, August 24, 2000 (the "Record Date"), will be entitled to vote at the Meeting. Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Under the rules of the Securities and Exchange Commission (the "Commission"), boxes and a designated blank space are provided on the proxy card for stockholders to mark if they wish to withhold authority to vote for one or more nominees for Director or for Proposals 2 or 3. Votes withheld in connection with the election of one or more of the nominees for Director or Proposals 2 or 3 will be counted as votes cast against such individuals or Proposals 2 or 3 and will be counted toward the presence of a quorum for the transaction of business. If no direction is indicated, the proxy will be voted for the election of the nominees for Director. The form of proxy does not provide for abstentions with respect to the election of Directors; however, a stockholder present at the Meeting may abstain with respect to such election.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

         Seven Directors are to be elected at the Meeting. The Directors will be elected at the Meeting to serve until the next annual meeting of stockholders of the Company and until their successors shall be duly elected and shall qualify. As noted, unless otherwise indicated thereon, all proxies received will be voted in favor of the election individually, of the seven nominees of the Board named below as Directors of the Company. Should any of the nominees not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Board), proxies solicited thereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees elected by the Board. The seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as Directors. Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Nevada law. Five of the seven nominees are currently serving as Directors of the Company.


                      THE BOARD OF DIRECTORS RECOMMENDS A
                         VOTE FOR EACH OF THE NOMINEES.

The names of the nominees and certain information with regard to each nominee follows:

Name                 Age     Position                                      Director Since
--------------       ---     ----------------------------------------      --------------
Liang Che            35      Chief Executive Officer, Chief Financial      November 1999
                             Officer and Director

Xiaoxia Zhao         36      President, Chief Technology Officer and       November 1999
                             Director

Jie Zhang            34      Vice President, Manager of Technology         November 1999
                             Development Department and Director

Wei Song             35      Director                                      November 1999

Michael Harrop       54      Director                                         May 1998

Huakang He           55      Director Nominee                                   N/A

Ma Shengli           34      Director Nominee                                   N/A


NOMINEES FOR ELECTION AS DIRECTORS

         LIANG CHE has been Chief Executive Officer, Chief Financial Officer and a director of the Company since November 1999. During the period covering 1996 until 1998, he was President of Shenzhen Shen Pu Computer Co., Ltd. and developed the Shanghai railway ticketing system, which is the largest ticketing system in China. From 1992 to 1996, he was the General Manager of the Middle China/South West China District. Liang Che has a Masters Degree in Computer Science.

         XIAOXIA ZHAO has been Chairman, President, Chief Technical Officer and a director of the Company since November 1999. During the period from January 1998 until October 1998, he was Vice President and Chief Technical Officer of GBS InfoTech. Co. From August 1997 to January 1998, he was Chief Engineer and in charge of technology management and the system integration department of Beijing Long Ma Software Development Co., Ltd. From 1996 until 1997, he was the leading engineer in charge of the Yahoo!Japan operation and support, cooperated with Panasonic to develop a specialized search engine, worked with Lotus on category and search system development and with Reuters and Daily News on news page developments. During the period from 1991 to 1996, he was a System Engineer with the Japan Itochu Group CRC Research Institute. Xiaoxia Zhao has a Masters Degree in Computer Science.

         JIE ZHANG has been Vice President, Manager of Technology Development Department and a director of the Company since November 1999. From 1989 to 1998, Jie Zhang was Senior Engineer for South China Computer Co. and in charge of CEDGA monitor cards, iron temperature control ASIC chip development, network design for networks composed of SUN, SGI, and CISCO equipment. During the period from February 1995 until August 1996, he was sent to Japan to research international banking software system on the Fujitsu M series super computer. Jie Zhang has a Masters Degree in Computer Science.

         WEI SONG has been a director of the Company since November 1999. From 1995 until 1998, she was President of Yun Tiing International, Inc. an incharge computer imp/exp business. During the period covering 1986 to 1995, she was Manager of the computer department of Hong Kong Da Cang Co., Ltd. Wei Song has a Bachelors Degree in Computer Science.

         MICHAEL HARROP was President of the Company from May 1998 until November 1999 and is currently a director of the Company. Mr. Harrop is President of Harrop, Lees, Brown & Co. in Geneva Switzerland and for the past five years has been involved in venture capital activities. He is a director of Century Milestone S&T Co., Ltd. (formerly Haas Neuveux & Company), Advanced Lumitech, Inc. and Beach Couch, Inc. Mr. Harrop was educated at Cambridge University.

         HUAKANG HE is nominated to serve as a director of the Company. Huakang He has been the Standing Director of China Computer Academic since April 2000. From July 1993 until July 1998, he was General Manager of the Greatwall Software & System Corporation of China. During the period covering July 1998 to January 2000, Huakang He was appointed Chairman of the Board of Greatwall Software & System Corporation of China in addition to being General Manager. Since June 1997, he has been Director and Vice General Manager of the Greatwall Corporation, Inc. in Shenzhen China. Since October 1996, Huakang He has been Vice President of the Chamber of Information Industry Association of China. Since June 1996, he has been Chief Director of the Digital Product Union of China Information Industry Association and from November 1995 he has been Director and Vice General Manager of the Greatwall Computer Group Corporation of China. Huakang He is a certified Engineer Professor. He received a B.A. degree in Industrial Automatization of Electrical Engineering from Tshinghua University in February 1968. In March 1981, Huakang He received a Masters Degree in Automation from Tsinghua University.

         MA SHENGLI is nominated to serve as a director of the Company. Since February 1998, Ma Shengli has been Vice President of Hongtaxingye Investment Corporation, Inc. From January 1994 until February 1998 she was Finance Director of the Greatwall Software & System Corporation of China. During the period from July 1989 until January 1994, Ma Shengli was Project Manager of the Greatwall Computer Group Corporation of China. From September 1985 until July 1989 she attended Renming University of China and received a BS degree in Management Information Systems. Since October 1998 she has been in the MBA program at The Open University of Hong Kong.


COMMITTEES OF THE BOARD OF DIRECTORS

         There are currently no committees of the Board of Directors but immediately following the Meeting, the Board shall hold a meeting of the directors to establish an audit committee and a compensation committee.


ATTENDANCE AT MEETINGS OF THE BOARD AND COMMITTEES

         From November 1999 until December 31, 1999, the Company's Board of Directors held three meetings by telephone and all of the directors participated by telephone at all three Board meetings.

COMPENSATION OF DIRECTORS

         From November 1999 until December 31, 1999, the Directors did not receive compensation for participating in all of the three Board meetings.


EXECUTIVE COMPENSATION

(a)      General

         The following table sets forth information about compensation paid to, or accrued for the benefit of the Company's officers and directors during the years ended December 31, 1999, 1998 and 1997. This information includes amounts that were paid to the management of Beijing Forlink Software Technology Co., Inc. prior to the acquisition by the Company and amounts paid to such management after the acquisition. None of the Company's directors or executive officers earned more than $100,000 during the years ended December 31, 1999, 1998 and 1997.

(b)      Summary Compensation Table


                                                                     Annual Compensation
                                                             -----------------------------------
                           (a)                    (b)          (c)        (d)            (e)
                          Name                    Year                                  Other
                           And                   Ended                                 Annual
                        Principal               December     Salary      Bonus      Compensation
                        Position                   31          ($)        ($)            ($)
         -------------------------------------  --------     ------      -----      ------------
         Liang Che, CEO, CFO & Director           1999       $2,927       -0-            -0-
                                                  1998         -0-        -0-            -0-
                                                  1997         -0-        -0-            -0-

         Xiaoxia Zhao, President & Director       1999       $2,905       -0-            -0-
                                                  1998         -0-        -0-            -0-
                                                  1997         -0-        -0-            -0-

         Jie Zhang, Vice President, Manager of    1999       $1,561       -0-            -0-
         Technological Development & Director     1998         -0-        -0-            -0-
                                                  1997         -0-        -0-            -0-

         Wei Song, Director                       1999         -0-        -0-            -0-
                                                  1998         -0-        -0-            -0-
                                                  1997         -0-        -0-            -0-

         Michael Harrop, Director                 1999         -0-        -0-            -0-
                                                  1998         -0-        -0-            -0-
                                                  1997         -0-        -0-            -0-

                                       5

                                                          Long Term Compensation
                                                 ----------------------------------------
                                                            Awards                Payouts
                                                 ---------------------------      -------
                    (a)                 (b)          (f)            (g)             (h)            (i)
                    Name                Year     Restricted                                        All
                    And                Ended        Stock          Shares           LTIP          Other
                 Principal            December    Award(s)       Underlying       Payouts     Compensation
                  Position               31          ($)          Options           ($)            ($)
         --------------------------   --------   ----------      ----------       -------     ------------
         Liang Che, CEO, CFO &          1999         -0-            -0-             -0-            -0-
         Director                       1998         -0-            -0-             -0-            -0-
                                        1997         -0-            -0-             -0-            -0-

         Xiaoxia Zhao, President &      1999         -0-            -0-             -0-            -0-
         Director                       1998         -0-            -0-             -0-            -0-
                                        1997         -0-            -0-             -0-            -0-

         Jie Zhang, Vice President,     1999         -0-            -0-             -0-            -0-
         Manager of Technological       1998         -0-            -0-             -0-            -0-
         Development & Director         1997         -0-            -0-             -0-            -0-

         Wei Song, Director             1999         -0-            -0-             -0-            -0-
                                        1998         -0-            -0-             -0-            -0-
                                        1997         -0-            -0-             -0-            -0-

         Michael Harrop, Director       1999         -0-            -0-             -0-            -0-
                                        1998         -0-            -0-             -0-            -0-
                                        1997         -0-            -0-             -0-            -0-

(c)      Option/SAR Grants in Last Fiscal Year

         This table has been omitted, because no person meeting the reporting requirements of Item 402 of Regulation S-B, received any individual grants of stock options during fiscal 1999 or stock appreciation rights during 1999.

(d) Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

         This table has been omitted, because no person meeting the reporting requirements of Item 402 of Regulation S-B, exercised any stock options during fiscal 1999.

(e)      Long-Term Incentive Plans ("LTIP") - Awards in Last Fiscal Year

         This table has been omitted, because no person meeting the reporting requirements of Item 402 of Regulation S-B, received any awards pursuant to any LTIP during fiscal 1999.

(f)      Employment Contracts and Termination of Employment and
         Change-in-Control Arrangements

         (f)(1)   Employment Contracts

         Presently there are no written employment contracts.

         (f)(2)   Employee, Consultants and Service Providers Benefit Plan

         On June 1, 2000, the directors of the Company approved a plan of stock-based compensation incentives for selected eligible participants of the Company. This plan is known as the "Forlink Software Corporation, Inc. Stock Plan" (the "Plan"). The total number of shares of Common Stock reserved for issuance by the Company either directly as stock awards or underlying options granted under this Plan shall not be more than 1,600,000 shares. The Board of Directors shall determine the terms and conditions of each option granted to eligible participants, which terms shall be set forth in writing. The terms and conditions so set by the Board of Directors may vary from one eligible participant to another.

         (f)(3)   Change-in-Control Arrangements

         On November 3, 1999, the Company entered into a Plan of Reorganization with Beijing Forlink Software Technology Co., Ltd. ("BFST") under the terms of which BFST gained control of the Company. Pursuant to the Plan of Reorganization, the Company acquired 100% of the issued and outstanding shares of BFST in exchange for 20,000,000 shares of restricted Common Stock of the Company. Under the terms of the Plan of Reorganization, at the closing the Company's Board elected three new directors, as named by the BFST stockholders, to act as the officers and directors of the Company.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(a)      Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock, the Company's only class of securities, as of September 8, 2000 (except as indicated below) by (a) each stockholder known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock, (b) each of the Company's directors, (c) each of the Company's executive officers named in the Summary Compensation Table above and (d) all executive officers and directors of the Company as a group. The stockholders listed below have sole voting and investment power except as noted.

                                                                                      Percent Owned
                     Name and Address of                Amount and Nature of         Beneficially and
                      Beneficial Owner                  Beneficial Ownership            of Record
                             (3)                                (1)                        (2)
                  -------------------------             --------------------         ----------------
                  Liang Che (4)                               5,812,500                   23.2%
                  Zhong Zhi SRP Co
                  Shen Nan Zhong RD Shnzhn
                  Guang Dong Province
                  China

                  Xiaoxia Zhao (4)                            5,812,500                   23.2%
                  231-2-501 Hui Xing Li
                  Chao Yang District
                  Beijing, China

                  Wei Song (4)                                5,812,500                   23.2%
                  18 Golden Star
                  Irvine, CA  92604
                  USA

                  Jei Zhang (4)                               1,312,500                    5.2%
                  No. 21 Shiu Jun Nan Nie
                  Guangzhou
                  Guang Dong Province
                  China


                                                                                      Percent Owned
                       Name and Address of              Amount and Nature of         Beneficially and
                        Beneficial Owner                Beneficial Ownership            of Record
                               (3)                              (1)                        (2)
                  -----------------------------         --------------------         ----------------
                  Michael Harrop (4)                          1,200,000                    4.8%
                  94 Rue de Lausanne, CH1202
                  Geneva, Switzerland

                  All officers and directors of              19,950,000                    79%
                  the Company as a group (five
                  persons)

----------------------

         (1) Unless otherwise indicated, all shares are directly owned and investing power is held by the persons named in the table.

         (2) Based upon 25,400,000 shares of Common Stock outstanding as of September 8, 2000.

         (3) Each individual named in the table is an officer or director of the Company.

         (4) All of the shares of Common Stock held by officers, directors and principal stockholders listed above are "restricted securities" and, as such, are subject to limitations on resale. The shares may be sold pursuant to Rule 144 of the Securities Act of 1933, as amended, under certain circumstances.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company entered into a modification agreement with Michael Harrop, d/b/a Harrop & Co., under the terms of which the Company agreed to modify the consideration for the issuance of 4,000,000 shares of the Company's Common Stock in May of 1998. Under the terms of this agreement, Mr. Harrop, an officer and director of the Company, executed a promissory note in favor of the Company in the amount of $275,000 and bore interest at the rate of 1 percent per annum. The note has since been paid in full.

         On November 3, 1999, the Company entered into a Plan of Reorganization with Beijing Shijiyonglian Ruanjian Jishu Youxian Gongsi (Beijing Forlink Software Technology Co. Ltd., (hereinafter "BFSTC"), under the terms of which BFSTC gained control of the Company. Pursuant to the Plan of Reorganization (the "Plan"), the Company acquired 100% of the issued and outstanding shares of BFSTC in exchange for 20,000,000 shares of the Company's authorized, but unissued, Common Stock. Under the terms of the Plan, Liang Che, Xiaoxia Zhao, and Wei Song were issued 5,812,500 shares each, and Jie Zhang was issued 1,312,500 shares.

                                   PROPOSAL 2

          RATIFICATION OF THE APPOINTMENT OF BDO INTERNATIONAL AS THE
                 INDEPENDENT AUDITORS FOR THE NEXT FISCAL YEAR


         The Board has designated the firm of BDO International as the independent auditors of the Company for the current fiscal year. The Company has been advised by such firm that neither it nor any member or associate of such firm has any relationship with the Company or with any of its affiliates other than as independent accountants and auditors.

         In the event that ratification of the appointment of BDO International as the independent auditors for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.


REQUIRED VOTE

         An affirmative vote of the holders of a majority of the shares of the Company's Common Stock issued and outstanding is required for ratification of the appointment of BDO International as the independent auditors. Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against ratification of the appointment because it represents one fewer vote for ratification of the appointment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF BDO INTERNATIONAL AS THE INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                   PROPOSAL 3

                                 OTHER MATTERS

         The Board of Directors knows of no other business to come before the Meeting. If, however, other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their best judgment.

         A copy of the annual report, as amended, for fiscal year-end 1999 on Form 10-KSB/A-1 as filed by the Company with the Securities and Exchange Commission is furnished herewith.


                             STOCKHOLDER PROPOSALS

         Any proposal that a stockholder may desire to present to the Company's 2001 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company on or before January 1, 2001, in order to be considered for possible inclusion in the Company's proxy materials relating to such meeting.


                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Xiaoxia Zhao
                                            ----------------------------------
                                            Xiaoxia Zhao, President



September 18, 2000

PROXY                                                                      PROXY


                       FORLINK SOFTWARE CORPORATION, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
         TO BE HELD AT THE SAN FRANCISCO MARRIOTT HOTEL, SIERRA ROOM E,
                    55 FOURTH STREET, SAN FRANCISCO CA 94103
                                       ON
                   OCTOBER 20, 2000, AT 2:00 P.M., LOCAL TIME


The undersigned hereby appoints _________________, with full power of substitution, as proxy to vote the Common Stock of the undersigned in Forlink Software Corporation, Inc. at the above Annual Meeting and at any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS HEREIN SPECIFIED. IF A CHOICE IS NOT SPECIFIED, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

1.       Election of Directors:
         Nominees:         Xiaoxia Zhao     Liang Che         Wei Song        Jie Zhang        Michael Harrop
                           He Kanghua       Ma Shengli:

         [ ]  FOR          [ ]  WITHHELD            For, except vote withheld from the following nominees:

         ----------------------------------------------------------------------------------------------------


2. Ratify the appointment of BDO International as the independent auditors for the current fiscal year:

                     [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3.       Other Matters:

         In his discretion, to vote with respect to any other matters that may come before the meeting or any adjournment thereof, including matters incident to its conduct.

                                      THIS PROXY WHEN PROPERLY EXECUTED WILL BE
                                      VOTED IN THE MANNER DIRECTED HEREIN BY THE
                                      UNDERSIGNED STOCKHOLDER.

                                      PLEASE MARK, SIGN, DATE AND RETURN THIS
                                      PROXY IN THE ENCLOSED ENVELOPE.


SIGNATURE                                                DATED:
         ---------------------------------------------         -----------------

----------------------------------------------    ------------------------------
      SIGNATURE IF JOINTLY OWNED                              PRINT NAME

NOTE: This Proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.


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